UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT INCOME COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Services

Shareholder Name

Address 1

Address 2

Address 3

EAGLE POINT IS TRYING TO REACH YOU

Re: YOUR INVESTMENT IN EAGLE POINT INCOME COMPANY INC.

Dear Stockholder:

We have been trying to contact you about your investment with Eagle Point Income Company Inc.

We would like to speak with you regarding an important matter. The call will only take a moment, and no confidential information is required. Please call toll-free at (800) 290-6426 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or from 10:00am to 6:00pm ET on Saturday.

Please contact us as soon as possible, and at the time of the call reference your investor ID listed below. If you have called since this mailing was sent, thank you for your attention to this matter.

We deeply appreciate your investment in Eagle Point Income Company Inc.

Sincerely,

Courtney Fandrick
Secretary

Eagle Point Income Company Inc.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

OFFICIAL BUSINESS This document relates to your investment in Eagle Point Income Company Inc.

Eagle Point Income Company Inc. | 600 Steamboat Road, Suite 202 | Greenwich, CT 06830